EXHIBIT 10.5
Joinder Agreement for Securities Purchase Agreement

The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Securities Purchase Agreement (the “Agreement”) dated as of February 24, 2010, by and among SinoHub, Inc. (the “Company”) and the parties named therein, and for all purposes of the Agreement, the undersigned shall be included within the term “Investor” (as defined in the Agreement).  The undersigned further confirms that the representations and warranties contained in Section 3.2 of the Agreement are true and correct as to the undersigned as of the date hereof.

Date: February 26, 2010

NAME OF INVESTOR

PARAGON CAPITAL LP

By:	/s/ Alan P. Donenfeld
Name: Alan P. Donenfeld
Title: General Partner

Investment Amount: $	250,000

Tax ID No.:

ADDRESS FOR NOTICE

c/o:	Paragon Capital LP

Street:	110 East 59th Street, 29th Floor

City/State/Zip:	New York, NY 10022

Attention:	Alan Donenfeld

Tel:	212-593-3157

Fax:	212-202-5022

DELIVERY INSTRUCTIONS (if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel: